Commitments and contingencies	12 Months Ended
Dec. 31, 2017
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Commitments and contingencies
Commitments and contingencies:
In connection with the acquisition of intellectual property from UTC in April 2014, the Corporation retains a royalty obligation to pay UTC a portion (typically 25%) of any future intellectual property sale and licensing income generated from the intellectual property portfolio acquired from UTC for a period of 15 years expiring in April 2029.
The Corporation retains a previous funding obligation to pay royalties of 2% of revenues, to a maximum of $4,613,000 (CDN $5,351,000), on sales of certain fuel cell products for commercial distributed utility applications. As of December 31, 2017, no royalties have been incurred to date for this agreement.
The Corporation also retains a previous funding obligation to pay royalties of 2% of revenues, to a maximum of $1,896,000 (CDN $2,200,000), on sales of certain fuel cell products for commercial transit applications. As of December 31, 2017, no royalties have been incurred to date for this agreement.

22.	Commitments and contingencies (cont'd):
At December 31, 2017, the Corporation has outstanding commitments aggregating up to a maximum of $3,049,000 (2016 - $3,863,000) relating primarily to purchases of property, plant and equipment.
In January and February 2018, certain related class action complaints were filed in U.S. Federal Court alleging violations of U.S. federal securities laws. Neither complaint has been served on the Corporation. The Corporation will vigorously contest, and defend against, the complaints and believes the complaints are without merit.